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EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

        We consent to the use in this Amendment No. 2 to Registration Statement No. 333-111121 of iBasis, Inc. on Form S-1 of our report dated February 27, 2004 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in the method of accounting for goodwill and other intangible assets), appearing in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
March 18, 2004

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  EXHIBIT 23.2
INDEPENDENT AUDITORS' CONSENT